UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 5, 2015

Highlight Networks, Inc.

(Exact name of registrant as specified in its charter)

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-153575	26-1507527
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm.

On January 13, 2017 the board of director (the "Board") and principal officer of Highlight Networks, Inc. (the “Company”) dismissed Malone Bailey LLP ("MB") as the independent registered public accounting firm of the Company effective immediately. From April 23, 2013 (date of engagement) through to the date of this Current Report on Form 8-K, (1) there were no disagreements with MB on any matter of accounting principles or practices, financial statement disclosure, or procedure, which, if not resolved to the satisfaction of MB, would have caused MB to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. (3) MB did not provide any audit or review services from its last review on Form 10-Q dated March 31, 2015 due to the Company’s inability to maintain its Exchange Act reporting obligations.

The Company provided MB with a copy of this Current Report on Form 8-K and requested that MB furnish the Company with a letter addressed to the US Securities and Exchange Commission stating whether it agrees with the statements contained herein. The Company has yet to receive its letter from MB. When it does, the Company will file a Form 8-K/A with an exhibit.

(b) New Independent Registered Public Accounting Firm

On January 13, 2017, the Company engaged De Leon & Company, P.A. ("De Leon") as our new independent principal accountant to audit the Company’s financial statements and to perform reviews of interim financial statements. During the two most recent fiscal years ended June 30, 2015 and June 30, 2016 and during the subsequent interim period from July 1, 2015 through January 13, 2017, neither the Company nor anyone on its behalf consulted De Leon regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that De Leon concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(v), respectively.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits:

            None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Highlight Networks, Inc.

By: /s/ Jose R. Mayorquin

Name: Jose R. Mayorquin

Title: President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Directors

Dated: January 27, 2017

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